March 5, 2003

Smithway Motor Xpress, Inc.
2031 Quail Avenue
Fort Dodge, Iowa 50501

And

East West Motor Express, Inc.
1170 JB drive
Black Hawk, South Dakota 57718

Re:  Third Amendment to Amended and Restated Loan and Security
     Agreement

Gentlemen:

     Smithway Motor Xpress, Inc., an Iowa corporation ("Smithway Inc.") and East West Motor Express, Inc., a South Dakota corporation ("East West") (Smithway Inc. and East West each a "Borrower" and collectively the "Borrowers") and LaSalle Bank National Association, a national banking association ("Bank") have entered into that certain Amended and Restated Loan and Security Agreement dated December 28, 2001 (the "Security Agreement"). From time to time thereafter, Borrowers and Bank may have executed various amendments (each an "Amendment" and collectively the "Amendments") to the Security Agreement (the Security Agreement and the Amendments hereinafter are referred to, collectively, as the "Agreement"). Borrowers and Bank now desire to further amend the Agreement as provided herein, subject to the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   The Agreement hereby is amended as follows:

     (a) Subsection 2(a) of the Agreement is deleted in its entirety and the following is substituted in its place:

     2.   LOANS.

     (a) Revolving Loans.


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Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
March 5, 2003
Page 2

          Subject to the terms and conditions of this Agreement and the Other Agreements, during the Original Term and any Renewal Term, Lender shall, absent the occurrence of an Event of Default, make revolving loans and advances to Borrowers' (the "Revolving Loans") in an amount up to the sum of the following sublimits (the "Revolving Loan Limit"):

          (i) Up to eighty-five percent (85%), or such lesser percentage as determined by Lender in its sole discretion determined in good faith, of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Borrowers' business) of Borrowers' Eligible Accounts (consisting solely of Eligible Accounts other than those set forth at subsection (ii) immediately below); plus

          (ii) Up to eighty-five percent (85%), or such lesser percentage as determined by Lender in its sole discretion determined in good faith, of the face amount (less maximum discounts, credits and allowances which may be taken by or granted to Account Debtors in connection therewith in the ordinary course of Borrowers' business) of Borrowers' Eligible Accounts (consisting solely of Accounts which are unbilled for three (3) days or less) or Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000.00), whichever is less; plus

          (iii) Up to One Million Two Hundred Fifty Thousand and No/100 Dollars ($1,250,000.00) as a Special Accommodation from March 4, 2003 through March 18, 2003; which shall reduce automatically to Two Hundred Fifty Thousand and No/100 Dollars ($250,000.00) from March 19, 2003 through April 30, 2003, at which time, commencing May 1, 2003 and thereafter, such Special Accommodation shall automatically reduce to zero ($0); minus

          (iv) such reserves as Lender elects, in its sole discretion determined in good faith to establish from time to time;

     provided, that the Revolving Loan Limit shall in no event exceed Thirty-Two Million Five Hundred Thousand and No/100 Dollars ($32,500,000.00) less the then-outstanding principal balance of the Term Loans (the "Maximum Revolving Loan Limit") except as such amount may be increased or, following the occurrence of an Event of Default, decreased by Lender, in its sole discretion.

          The aggregate unpaid principal balance of the Revolving Loans shall not at any time exceed the lesser of the (i) Revolving Loan Limit minus the

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Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
March 5, 2003
Page 3

     Letter of Credit Obligations and (ii) the Maximum Revolving Loan Limit minus the Letter of Credit Obligations. If at any time the outstanding Revolving Loans exceeds either the Revolving Loan Limit or the Maximum Revolving Loan Limit, in each case minus the Letter of Credit Obligations, or any portion of the Revolving Loans and Letter of Credit Obligations exceeds any applicable sublimit within the Revolving Loan Limit, Borrowers shall immediately, and without the necessity of demand by Lender, pay to Lender such amount as may be necessary to eliminate such excess and Lender shall apply such payment to the Revolving Loans to eliminate such excess.

          Each Borrower hereby authorizes Lender, in its sole discretion, to charge any of such Borrower's accounts or advance Revolving Loans to make any payments of principal, interest, fees, costs or expenses required to be made under this Agreement or the Other Agreements.

          A request for a Revolving Loan shall be made or shall be deemed to be made, each in the following manner: the Borrower requesting such Revolving Loan shall give Lender same day notice, no later than 10:30 A.M. (Chicago time) for such day, of its request for a Revolving Loan as a Prime Rate Loan. In the event that a Borrower maintains a controlled disbursement account at Lender, each check presented for payment against such controlled disbursement account and any other charge or request for payment against such controlled disbursement account shall constitute a request for a Revolving Loan as a Prime Rate Loan. As an accommodation to Borrowers, Lender may permit telephone requests for Revolving Loans and electronic transmittal of instructions, authorizations, agreements or reports to Lender by Borrowers. Unless a Borrower specifically directs Lender in writing not to accept or act upon telephonic or electronic communications from such Borrower, Lender shall have no liability to Borrowers for any loss or damage suffered by a Borrower as a result of Lender's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Lender by a Borrower and Lender shall have no duty to verify the origin of any such communication or the authority of the Person sending it.

          Each Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Loan requested by such Borrower, or deemed to be requested by such Borrower, as follows: the proceeds of each Revolving Loan requested under Section 2(a) shall be disbursed by Lender in lawful money of the United States of America in immediately available

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Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
March 5, 2003
Page 4

     funds, by wire transfer or Automated Clearing House (ACH) transfer to such bank account as may be agreed upon by such Borrower and Lender from time to time, or elsewhere if pursuant to a written direction from such Borrower.

     (b) Subsection 4(a) of the Agreement is deleted in its entirety and the following is substituted in its place:

     4. INTEREST, FEES AND CHARGES.

     (a) Interest Rate.

          Each Loan shall bear interest at the rate of two percent (2%) per annum in excess of the Prime Rate in effect from time to time, payable on the last Business Day of each month in arrears. Said rate of interest shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the effective date of each such change in the Prime Rate. Upon the occurrence of an Event of Default and during the continuance thereof, each Loan shall bear interest at the rate of two percent (2%) per annum in excess of the interest rate otherwise payable thereon, which interest shall be payable on demand. All interest shall be calculated on the basis of a 365-day year.

     (c) Subsection 4(b) of the Agreement is deleted in its entirety and the following is substituted in its place:

          (iv) One-Time Fee: Borrowers shall pay to Lender a one-time fee of Twenty-Five Thousand and No/100 Dollars ($25,000.00), which fee shall be fully earned and payable upon execution of this Amendment.

     2. This Amendment shall not become effective until fully executed by all parties hereto.

     3. Except as expressly amended hereby and by any other supplemental documents or instruments executed by either party hereto in order to effectuate the transactions contemplated hereby, the Agreement and Exhibit A thereto hereby are ratified and confirmed by the parties hereto and remain in full force and effect in accordance with the terms thereof.

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Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
March 5, 2003
Page 5

                               LASALLE BANK NATIONAL ASSOCIATION

                               By      /s/ John Mostofi
                                  --------------------------------
                               Title     Sr VP
                                     -----------------------------


ACKNOWLEDGED AND AGREED TO
this 5th day of March, 2003:

SMITHWAY MOTOR XPRESS, INC.

By  /s/ William G. Smith
   -----------------------------
     William G. Smith

Title:  President

EAST WEST MOTOR EXPRESS, INC.

By  /s/ William G. Smith
   -----------------------------
     William G. Smith

Title:  President


Consented and agreed to by the following guarantor(s) of the obligations of SMITHWAY
MOTOR XPRESS, INC. and EAST WEST MOTOR
EXPRESS, INC. to LASALLE BANK NATIONAL
ASSOCIATION.

SMSD ACQUISITION CORP.

By  /s/ G. Larry Owens
   -----------------------------
     G. Larry Owens

Title: Vice President

Date:  March 5, 2003

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Smithway Motor Xpress, Inc.
East West Motor Express, Inc.
March 5, 2003
Page 6


SMITHWAY MOTOR XPRESS CORP.

By  /s/ G. Larry Owens
   -----------------------------
     G. Larry Owens

Title: Vice President

Date:  March 5, 2003







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